SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a- 6(e)
    (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                         CNL Restaurant Properties, Inc.
                (Name of Registrant as Specified in Its Charter)


  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date
Filed:

                         CNL RESTAURANT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                                 April 30, 2004

Dear Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL Restaurant Properties, Inc. (the "Company") on June 23, 2004, at 10:00 a.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally.

         Enclosed for your review are the 2003 Annual Report, the Notice of Annual Meeting of Stockholders, the proxy statement and the proxy card. The proxy statement gives a detailed account of the business to be conducted at the meeting. An update will also be given at the meeting on the current status of the Company.

         Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses so we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company. You may vote over the Internet, by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote in favor of the proposed items. Your vote counts. Thank you for your attention to this matter.

Sincerely,


/s/ James M. Seneff, Jr.                             /s/ Robert A. Bourne

James M. Seneff, Jr.                                 Robert A. Bourne
Chairman of the Board                                Vice Chairman of the Board

                         CNL RESTAURANT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

        Notice of 2004 Annual Meeting of Stockholders and Proxy Statement
                     Annual Meeting to be Held June 23, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL Restaurant Properties, Inc. (the "Company") will be held at 10:00 a.m. local time, on June 23, 2004, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, for the following purposes:

         1. To elect five directors;

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 1, 2004, will be entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By voting your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                            By Order of the Board of Directors,

                            /s/ Steven D. Shackelford

                            Steven D. Shackelford
                            Secretary

April 30, 2004
Orlando, Florida

                                TABLE OF CONTENTS


PROXY STATEMENT..........................................................   2

PROPOSAL I:

    Election of Directors................................................   4

COMPENSATION COMMITTEE REPORT............................................  14

AUDIT COMMITTEE REPORT...................................................  16

SECURITY OWNERSHIP.......................................................  18

CERTAIN TRANSACTIONS.....................................................  20

INDEPENDENT AUDITORS.....................................................  21

OTHER MATTERS............................................................  21

PROPOSALS FOR NEXT ANNUAL MEETING........................................  22

ANNUAL REPORT............................................................  22

APPENDIX:  AUDIT COMMITTEE CHARTER.......................................  23

                         CNL RESTAURANT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801



                                 PROXY STATEMENT


General Information

         This proxy  statement  is  furnished  by the Board of  Directors of CNL
Restaurant Properties, Inc. (the "Company"), a Maryland corporation, in connection with the solicitation by management of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 23, 2004, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 1, 2004, the record date, will be entitled to vote at the annual meeting.

         As of the record date, April 1, 2004, 45,248,670 shares of the Company's common stock, which are referred to as the Company Shares, were outstanding. Each Company Share entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company beneficially owned in the aggregate approximately 14.4 percent of the outstanding Company Shares. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about April 30, 2004.


Proxies and Voting Procedures

         Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified on a proxy that is received, the proxy will be voted "FOR" each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company that the proxy is revoked, (2) by delivery, at the annual meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

         Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

Our Voting Recommendations

         Our Board of Directors recommends that you vote:

o        "FOR" each of our nominees to the Board of Directors.
         -----------------------------------------------------


Solicitation Expenses

         Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of the Company also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N. S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $4,500 plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify N. S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Nominees

         The persons named below have been nominated by the Board for election as directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since May 1994. Messrs. Hostetter, Huseman and Kruse have been directors since March 1995. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years and directorships in other public corporations.

         The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                        Background

Robert A. Bourne, 57                Mr. Bourne has served as a Director and Vice
                                    Chairman of the Board of the  Company  since
                                    May 1994.  Mr. Bourne served as President of
                                    the Company from 1994 through February 1999.
                                    He also served as  Treasurer  from  February
                                    1999  through  August 1999 and from May 1994
                                    through  December  1994.  He also  served in
                                    various  executive  positions  with CNL Fund
                                    Advisors, Inc., the Company's Advisor, prior
                                    to  its  merger  with  a  subsidiary  of the
                                    Company,  including as  President  from 1994
                                    through  September 1997 and as Director from
                                    1994 through  August 1999. Mr. Bourne serves
                                    as President  and Treasurer of CNL Financial
                                    Group,  Inc.  (formerly  CNL  Group,  Inc.),
                                    Treasurer  of  CNL  Hospitality  Properties,
                                    Inc.,   a  public,   unlisted   real  estate
                                    investment trust, and as Director, President
                                    and Treasurer of CNL Hospitality  Corp., its
                                    advisor.  In addition,  Mr. Bourne serves as
                                    Director  and  Treasurer  of CNL  Retirement
                                    Properties,  Inc., a public,  unlisted  real
                                    estate  investment  trust, and as a Director
                                    and Treasurer of its advisor, CNL Retirement
                                    Corp.  Mr.  Bourne also serves as a Director
                                    of CNL Bank, an independent, state-chartered
                                    commercial bank. He has served as a Director
                                    since 1992, Vice Chairman of the Board since
                                    February 1996,  Secretary and Treasurer from
                                    February  1996 through  1997,  and President
                                    from  July  1992  through  February  1996 of
                                    Commercial Net Lease Realty,  Inc., a public
                                    real estate  investment  trust listed on the
                                    New York Stock  Exchange.  Mr.  Bourne  also
                                    serves as Director,  President and Treasurer
                                    for  various  affiliates  of  CNL  Financial
                                    Group, Inc. including CNL Investment Company
                                    and CNL Securities  Corp., both of which are
                                    engaged  in  the  business  of  real  estate
                                    finance,  and  CNL  Institutional  Advisors,
                                    Inc.,  a registered  investment  advisor for
                                    pension plans.  Mr. Bourne has  participated
                                    as a general  partner or co-venturer in over
                                    100 real  estate  ventures  involved  in the
                                    financing,  acquisition,  construction,  and
                                    leasing of  restaurants,  office  buildings,
                                    apartment complexes,  hotels, and other real
                                    estate.  Mr.  Bourne  began his  career as a
                                    certified  public  accountant   employed  by
                                    Coopers   &   Lybrand,    Certified   Public
                                    Accountants, from 1971 through 1978, where he attained the position of Tax Manager in 1975. Mr. Bourne graduated from Florida
                                    State University in 1970 where he received a Bachelor of Arts degree in Accounting, with honors.

G. Richard Hostetter, Esq., 64      Mr.  Hostetter has served as an  Independent
                                    Director of the Company since March 1995. He
                                    also served as a Director of CNL Hospitality
                                    Properties,   Inc.   from  July  1997  until
                                    February 1999.  Since September 1999, he has
                                    served  as  a  Director  and  a  Manager  of
                                    Century Capital Markets, LLC, a sponsor of a
                                    commercial paper conduit.  From 1989 through
                                    1998, Mr.  Hostetter served as President and
                                    General   Counsel   of   Mills,   Ragland  &
                                    Hostetter,   Inc.,  the  corporate   general
                                    partner  of MRH,  L.P.,  a  holding  company
                                    involved in corporate acquisitions, in which
                                    he also was a general and  limited  partner.
                                    Since   January   1999,  he  has  served  as
                                    President  of MRH,  Inc.,  the  successor to
                                    Mills,   Ragland  &   Hostetter,   Inc.  Mr.
                                    Hostetter was  associated  with the law firm
                                    of  Miller   and   Martin  of   Chattanooga,
                                    Tennessee  from 1966 through 1989,  the last
                                    ten  years of such  association  as a senior
                                    partner.  As a lawyer,  he  served  for more
                                    than  20  years  as  counsel   for   various
                                    corporate  real  estate  groups,   fast-food
                                    companies and public companies, resulting in
                                    his extensive  participation in transactions
                                    involving    the    sale,     lease,     and
                                    sale/leaseback    of    approximately    250
                                    restaurant  units. Mr.  Hostetter  graduated
                                    from the University of Georgia.  He received
                                    his  Juris  Doctor  from  Emory   University
                                    School of Law in 1966. He has been licensed to practice law in Tennessee and Georgia.

Richard C. Huseman, 65              Dr.  Huseman  has  served as an  Independent
                                    Director of the Company since March 1995. He
                                    is a  professor  in the  College of Business
                                    Administration  of the University of Central
                                    Florida,  for  which he also  served  as the
                                    Dean   of   the    College    of    Business
                                    Administration   from  1990  to  1995.   Dr.
                                    Huseman  also  serves  as  Chief   Executive
                                    Officer   and    President    of   Executive
                                    Development and Education,  Inc. Dr. Huseman
                                    served  as a  Director  of  CNL  Hospitality
                                    Properties,  Inc. from July 1997 to February
                                    1999,  and has served as a consultant in the
                                    area of managerial strategies to a number of
                                    Fortune  500  corporations,  including  IBM,
                                    AT&T, Mobil, Exxon-Mobil, and 3M, as well as
                                    to several branches of the U.S.  government,
                                    including the U.S.  Department of Health and
                                    Human  Services,   the  U.S.  Department  of
                                    Justice  and  the  U.S.  Marine  Corps.  Dr.
                                    Huseman received a Bachelor of Arts degree from Greenville College in 1961, and a Master of Arts degree and a PhD from the University of Illinois in 1963 and 1965, respectively.

J. Joseph Kruse, 71                 Mr.  Kruse  has  served  as  an  Independent
                                    Director of the Company since March 1995. He
                                    has  been  President  and  Chief   Executive
                                    Officer  of Kruse & Co.,  Inc.,  a  merchant
                                    banking  company  engaged  in  real  estate,
                                    since  1993.   Mr.   Kruse  also  serves  as
                                    Chairman of Topsider Building  Systems.  Mr.
                                    Kruse   served   as  a   Director   of   CNL
                                    Hospitality Properties,  Inc. from July 1997
                                    to February 1999. Formerly,  Mr. Kruse was a
                                    Senior Vice President with Textron, Inc. for
                                    twenty years, and then served as Senior Vice
                                    President at G. William Miller & Co., a firm
                                    founded by a former  Chairman of the Federal
                                    Reserve  Board  and  the  Secretary  of  the
                                    Treasury of the United States. Mr. Kruse did
                                    evaluations  of  commercial  real estate and
                                    retail  shopping mall projects and continues
                                    to serve as Senior  Advisor to the firm.  He
                                    also serves presently as a Senior Advisor to
                                    Process  Sensors  Corporation,   Blue  Water
                                    Venture   Capital,   and  to  Air  Ambulance
                                    Network.  Mr.  Kruse  received a Bachelor of
                                    Science   degree  in   Education   from  the
                                    University  of  Florida in 1957 and a Master
                                    of Science degree in  Administration in 1958
                                    from  Florida  State  University.   He  also
                                    graduated   from  the  Advanced   Management
                                    Program of the  Harvard  Graduate  School of
                                    Business   and  the  Aspen   Institute   for
                                    Humanistic Studies.

James M. Seneff, Jr., 57            Mr.  Seneff has served as a Director  of the
                                    Company since its inception in May 1994. Mr.
                                    Seneff has served as  Chairman  of the Board
                                    since 1994, and as Chief  Executive  Officer
                                    of the Company from 1994 through August 1999
                                    and  as  co-Chief   Executive  Officer  from
                                    December  2000 to August  2003.  Mr.  Seneff
                                    served  as  Chairman  of the Board and Chief
                                    Executive  Officer of the Company's  Advisor
                                    until its merger  with a  subsidiary  of the
                                    Company in September  1999, and in June 2000
                                    was  re-elected  to those  positions  of the
                                    Advisor.  Mr.  Seneff has served as Chairman
                                    of the Board,  Chief  Executive  Officer and
                                    principal stockholder of CNL Holdings, Inc.,
                                    the parent  company of CNL Financial  Group,
                                    Inc.  since  its  formation  in 1973.  Since
                                    1973, he has served as Chairman of the Board
                                    and Chief Executive Officer of CNL Financial
                                    Group, Inc. CNL Financial Group, Inc. is the
                                    parent    company,    either   directly   or
                                    indirectly through subsidiaries, of CNL Real
                                    Estate Services, Inc. CNL Real Estate Group,
                                    Inc., CNL Capital  Markets,  Inc.,  which is
                                    engaged  in  the  business  of  real  estate
                                    finance,  and CNL  Investment  Company.  Mr.
                                    Seneff serves as Chairman of the Board since
                                    1997 and Chief  Executive  Officer from 1997
                                    to  2003,   and  from  2003  to  present  as
                                    Co-Chief    Executive    Officer    of   CNL
                                    Hospitality   Corp.,   the  Advisor  to  CNL
                                    Hospitality Properties, Inc. In addition, he
                                    serves as the  Chairman  of the Board  since
                                    1997 and served as Chief  Executive  Officer
                                    from 1997 to 2003 of CNL  Retirement  Corp.,
                                    the  Advisor to CNL  Retirement  Properties,
                                    Inc.  Since June 1992,  Mr.  Seneff has been
                                    Chairman  of the  Board  of  Commercial  Net
                                    Lease  Realty,  Inc.  and  served  as  Chief
                                    Executive   Officer  from  July  1992  until
                                    February  2004. Mr. Seneff has been Chairman
                                    of the Board of Directors of CNL  Securities
                                    Corp.  since  its  formation  in  1979,  and
                                    served as President from 1997 to 1992 and as
                                    Chief  Executive  Officer  since  1992.  Mr.
                                    Seneff has also held the  position  of Chief
                                    Executive  Officer and Chairman of the Board
                                    of CNL  Fund  Advisors,  Inc.  formerly  CNL
                                    Institutional  Advisors,  Inc., a registered
                                    investment  advisor,  since its inception in
                                    December  1990.  He has been the Chairman of
                                    the Board and Chief Executive Officer of CNL
                                    Commercial  Finance,  Inc.  since 2000.  Mr.
                                    Seneff  serves as the  Chairman of the Board
                                    of CNLBank, an independent,  state-chartered
                                    commercial  bank. Since 1971, Mr. Seneff has
                                    been active in the acquisition, development,
                                    and  management  of  real  estate   projects
                                    throughout  the United  States.  Mr.  Seneff
                                    previously   served  on  the  Florida  State
                                    Commission on Ethics and is a former member and past Chairman of the State of Florida
                                    Investment Advisory Council, which oversees the $40 billion Florida state retirement plan. Mr. Seneff received his degree in Business Administration from Florida State
                                    University in 1968.


         In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

The Board of Directors recommends a vote FOR all of the above named nominees for election as directors.


Board of Directors

         Meetings and Attendance. We are currently managed by a five member Board of Directors. The Board of Directors met 38 times during the year ended December 31, 2003, and the average attendance by directors at Board meetings was 100 percent. Each current member attended 100 percent of the total meetings of the Board and of any committee on which he served.

         Compensation. During the year ended December 31, 2003, Messrs. Hostetter, Huseman and Kruse, Independent Directors, earned $12,000 for serving on the Board of Directors. Messrs. Seneff and Bourne did not receive compensation for serving on the Board of Directors during the year ended December 31, 2003. Each Independent Director also received $1,000 per Board meeting, $1,000 per Audit Committee meeting, $750 per meeting for all other Committee meetings and $500 for each telephonic meeting in which the director participated. The Chairman of the Audit Committee received $1,500 per meeting and the Chairman of any other Committee received $1,000 per meeting.

         Shareholder Communications. The Board of Directors has adopted a process whereby our shareholders can send communications to our directors. Any stockholder wishing to communicate directly with one or more directors may do so in writing addressed to the director or directors, c/o CNL Restaurant Properties, Inc., CNL Center at City Commons, 450 S. Orange Avenue, Orlando, Florida 32801. All correspondence will be reviewed by the Company and forwarded directly to the addressee.

Committees of the Board of Directors

Audit Committee

         General. The Company has a standing Audit Committee established in accordance with the Exchange Act, the members of which are selected by the Board of Directors each year. The Audit Committee is governed by a written charter, a copy of which is attached hereto as Appendix A and is available on our website at http://www.cnlonline.com/restaurants. Among the duties, powers and responsibilities of the Audit Committee as provided in its charter, the Audit
Committee:

         o has sole power and authority concerning the engagement and fees of independent public accountants;

         o reviews with the independent accountants the plans and results of the audit engagement;

         o pre-approves all audit services and permitted non-audit services provided by the independent public accountants;

         o   reviews the independence of the independent public accountants;

         o reviews the adequacy of our internal control over financial reporting; and

         o reviews accounting, auditing and financial reporting matters with our independent accountants and management.

         Independence and Composition. The composition of the Audit Committee is subject to the independence and other requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated by the Commission thereunder, which we refer to as the Exchange Act.

         The current members of the Audit Committee are Messrs. Bourne, Hostetter, Huseman and Kruse, with Mr. Kruse serving as Chairman. In accordance with the Exchange Act, the Company has elected and considers it best practice to determine the independence of the members of the Audit Committee using the corporate governance listing standards of the New York Stock Exchange, hereinafter referred to as the NYSE Listing Standards. For the year ended
December 31, 2003, the Board of Directors has determined that each of Messrs. Hostetter, Huseman and Kruse met the definition of "independent" under the NYSE Listing Standards. During the year ended December 31, 2003, Mr. Bourne did not meet such definition of "independent," due primarily to his service as an officer of the Company through February 1999. The Board of Directors has also determined that Mr. Bourne qualifies as an "audit committee financial expert" as that term is defined in the Exchange Act.

         Meetings. The Audit Committee met ten times during the year ended December 31, 2003.


Special Committee to Consider Strategic Alternatives

         During 1998, the Board of Directors established a Special Committee of the Board of Directors to consider the implementation of strategic alternatives.

         Composition. The Special Committee consists of Messrs. Hostetter, Kruse and Huseman, each being an independent member of the Company's Board of Directors having no financial interest in the implementation of certain strategic alternatives designed to increase stockholder value.

         Meetings. The Special Committee met once during the year ended December 31, 2003.


Compensation Committee

         The Company has a standing Compensation Committee, the members of which are selected by the Board of Directors each year. The Compensation Committee advises the Board of Directors on all matters pertaining to future compensation programs and policies and establishes guidelines for future employee incentive and benefits programs.

         Composition. The current members of the Compensation Committee are Messrs. Seneff, Kruse and Huseman, with Mr. Huseman serving as chair. Meetings. The Compensation Committee met five times during the year ended December 31, 2003.

Governance and Nominating Committee

         During 1999, the Board of Directors established a Governance and Nominating Committee which is governed by a written charter, a copy of which is available on our website at http://www.cnlonline.com/restaurants. As provided in the Governance and Nominating Committee charter, the Governance and Nominating
Committee:

         o identifies and recommends to the Board of Directors individuals to stand for election and reelection to the Board at our annual meeting of stockholders and to fill vacancies that may arise from time to time;

         o develops and makes recommendations to the Board for the creation and ongoing review and revision of, a set of effective corporate governance principles that promote our competent and ethical operation and a policy governing ethical business conduct of our employees and Directors; and

         o   makes   recommendations  to  the  Board  of  Directors  as  to  the membership of committees of the Board of Directors

         Selection of Director Nominees. The Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complimentary to the background, skills and experience of other Board members. The Governance and Nominating Committee's assessment of the composition of the Board includes (a) skills - business and management experience, real estate experience, accounting experience, finance and capital markets experience, and an understanding of corporate governance regulations and public policy matters, (b) character - ethical and moral standards, leadership abilities, sound business judgment, independence and innovative thought, and (c) composition - diversity, age and public company experience. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

         The Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement entitled "PROPOSALS FOR NEXT ANNUAL MEETING" for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management or employees.

         Composition. The Governance and Nominating Committee consists of Messrs. Seneff, Huseman and Hostetter. Mr. Hostetter serves as Chair. Like the Audit Committee, the composition of the Governance and Nominating Committee is subject to the independence and other requirements of the Exchange Act, the rules and regulations promulgated by the Commission thereunder and the provisions of the Governance and Nominating Committee Charter. In accordance with the Exchange Act, the Company has elected and considers it best practice to determine the independence of the members of the Nominating Committee using the NYSE Listing Standards. The Governance and Nominating Committee Charter provides that the Committee must at be composed of at least two directors who are independent. For the year ended December 31, 2003, the Board of Directors has deemed that each of Messrs. Huseman and Hostetter meet the definition of "independent" under the NYSE Listing Standards. During the year ended December 31, 2003, Mr. Seneff did not meet such definition of "independent" due primarily to his service as Chairman of the Board of the Company.

         Meetings. The Nominating Committee met once during the year ended December 31, 2003.


Human Capital Committee

         During 2002, the Board of Directors established a Human Capital Committee. The Human Capital Committee monitors leadership effectiveness within the Company and identifies areas for leadership development.

         Composition. The Human Capital Committee consists of Messrs. Seneff, Kruse and Huseman, with Mr. Huseman serving as chair.

         Meetings. The Human Capital Committee met four times during the year ended December 31, 2003.

Code of Business Conduct

         Our directors, as well as our officers and employees, are also governed by our code of business conduct. Our code of business conduct is available on our website at http://www.cnlonline.com/restaurants. Amendments to, or waivers from, a provision of the code of business conduct that applies to our directors, executive officers or employees will be posted to our website promptly following the date of the amendment or waiver.

Executive Officers

         The executive officers of the Company are as follows:

         Name                             Position

         James M. Seneff, Jr.             Chairman of the Board
         Curtis B. McWilliams             Chief Executive Officer and President
         Steven D. Shackelford            Executive Vice President, Chief
                                             Operating Officer, Chief Financial
                                             Officer, Secretary and Treasurer

         Each of the executive officers is elected annually by the Directors at the first meeting of the Directors held after each annual meeting of stockholders. Each officer holds office until his successor is elected and qualifies or until his resignation or removal.

         CNL Restaurant Capital Corp. and CNL Restaurant Investments, Inc. are wholly owned subsidiaries of the Company. These companies have the following senior officers:

         Curtis B. McWilliams             Chief Executive Officer and President
         Michael T. Shepardson            Executive Vice President
         Robert W. Chapin, Jr.            Executive Vice President and National
                                             Sales Manager
         David H. Wesley                  Senior Vice President and Chief Credit
                                             Officer
         T.Glenn Kindred                  Senior Vice President


         Curtis B. McWilliams, age 48. Mr. McWilliams has served as President of the Company since May of 2001 and Chief Executive Officer of the Company since September 2003. He previously served as co-Chief Executive Officer of the Company from December 2000 to September 2003. Mr. McWilliams has also served as President and Chief Executive Officer of CNL Franchise Network Corp, a wholly owned subsidiary of the Company since August 2002. Prior to acquisition of the business organized as CNL Restaurant Properties, Inc., a wholly owned subsidiary of the Company, Mr. McWilliams served as President of the Company from February 1999 until September 1999. From April 1997 to February 1999, he served as Executive Vice President of the Company. Mr. McWilliams joined CNL Financial Group, Inc. in April 1997 and served as an Executive Vice President until September 1999. In addition, Mr. McWilliams served as President of the Company's Advisor and as President of CNL Financial Services, Inc., a corporation engaged in the business of real estate financing, from April 1997 until the acquisition of such entities by the Company in September 1999. From September 1983 through March 1997, Mr. McWilliams was employed by Merrill Lynch & Co. The majority of his career at Merrill Lynch & Co. was in the Investment Banking division where he served as a Managing Director. Mr. McWilliams received a B.S.E. in Chemical Engineering from Princeton University in 1977 and a Master of Business Administration degree with a concentration in finance from the University of Chicago in 1983.

         Steven D. Shackelford, age 40. Mr. Shackelford was promoted to Executive Vice President and Chief Operating Officer in September 2003. Mr. Shackelford has also served as Chief Financial Officer since January 1997. He served as Senior Vice President of the Company from January 1997 until July 2000, when he was promoted to Executive Vice President. Mr. Shackelford also served as Secretary and Treasurer of the Company since September 1999. He also served as Chief Financial Officer of the Company's Advisor from September 1996 until its merger into a subsidiary of the Company in September 1999. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital by gaining access to capital markets located in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was an audit staff and senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received a Bachelor of Arts degree in Accounting, with honors, and a Master of Business Administration degree from Florida State University and is a certified public accountant.


         Michael T. Shepardson, age 43. Mr. Shepardson has served as Executive Vice President of CNL Franchise Network Corp. since June 2000. He has served as President of CNL Advisory Services, Inc., a wholly owned subsidiary of the Company that advises restaurant operators on merger and acquisition opportunities, since September 1998. Prior to joining CNL, Mr. Shepardson was from June 1995 to September 1998 Managing Director, Corporate Finance for CMC, Ltd., a financial and marketing boutique in the promotional products and direct marketing sectors. In this capacity, he managed all aspects of the firm's national M&A and financial consulting engagements in these sectors. He also served in a number of capacities, most recently as Senior Vice President and Senior Lender for SunTrust Bank. Mr. Shepardson received both his Bachelor of Arts degree in Political Science and Master of Business Administration degree with a concentration in Finance from the University of Notre Dame. As part of his MBA curriculum, he studied at both the London Business School and the London School of Economics.


         Robert W. Chapin, Jr., age 42. Mr. Chapin has served as Executive Vice President and National Sales Manager since September 2002. He previously served as Senior Vice President and Chief Development Officer of CNL Franchise Network Corp. from July 2000 to August 2002. Additionally, he served in the capacity of Senior Vice President of Operations for the Company from September 1999 to July 2000 and as Senior Vice President of Development for CNL Restaurant Services, Inc., which provided turnkey real estate development services on a fee for services basis exclusively to the restaurant industry. From July 1997 to June 1998, Mr. Chapin served as a full-time consultant with CNL Financial Group, Inc., working on a number of strategic project initiatives. From 1994 to June 1997, Mr. Chapin served as President of Leader Enterprises, a full-service sports marketing firm representing elite athletes on a national basis in golf, football, baseball and motor sports. From 1988 to 1993, Mr. Chapin was employed by VOA Associates, a Chicago-based design and development company. He served as the Managing Principal of the Florida office of VOA, which served clients throughout the southeastern United States, South America and Southeast Asia. Mr. Chapin received his Bachelor of Science degree from Appalachian State University in North Carolina.


         David H. Wesley, age 51. Mr. Wesley has served as Senior Vice President and Chief Credit Officer of CNL Franchise Network Corp. since July 2002. He has more than 29 years of lending and risk management experience at major financial institutions, which included Washington Mutual, SunTrust Bank, First Union National Bank and American Bank and Trust Company. From 1998 to 2002, Mr. Wesley served as Senior Vice President and Deputy Chief Credit Office at Washington Mutual in Houston, Texas. In this position he was responsible for maintaining the overall quality of the Bank's loan portfolio, credit policy and credit oversight areas. Mr. Wesley has been an active member of The Risk Management Association, the leading association of lending, credit, and risk management professionals serving the financial services industry. He has also served as Florida Chapter President and Big Bend Group Chairman and is currently a board member of both the Florida Chapter and the Central Florida Chapter. Additionally, Mr. Wesley is a former Gulf Coast Chapter president and board member in Houston, Texas as well as a former Texas Chapter board member. In 2001, Mr. Wesley was recipient of the RMA VIP Award that recognized outstanding contributions made by individuals. David also currently serves as a member of the Chapter and Member Relations Council of the Risk Management Association at the international level. Mr. Wesley earned a Master in Business Administration degree from the University of Mississippi and a Bachelor of Business Administration degree from Mississippi State University. He is also a graduate of the Southwestern Graduate School of Banking at Southern Methodist University and the National Commercial Lending School at the University of Oklahoma.


         T.Glenn Kindred, age 38. As Senior Vice President, Mr. Kindred is responsible for maintaining the real estate quality and rental income of all managed portfolios and runs a group that strategically liquidates, acquires, and develops real estate to maximize asset value of portfolios representing investments of over $2 Billion. Prior to assuming his current responsibilities, Mr. Kindred worked for the company as Senior Vice President of Asset Management and Vice President and Underwriting Manager where he was responsible for managing property management and dispositions as well as evaluating the structure and credit worthiness of all acquisitions by the company. Prior to joining CNL, Mr. Kindred worked in commercial real estate acquisition and underwriting roles for several national banks and for a top tier Wall Street investment bank. With nearly fifteen years of experience in commercial real estate management and finance, Mr. Kindred holds a Bachelor's degree in economics from Stetson University and a Master's degree in business administration from Florida Atlantic University. Mr. Kindred also holds the Certified Commercial Investment Member (CCIM) designation and is a licensed real estate broker.












Executive Compensation

         The following table sets forth the compensation earned by the Company's Chief Executive Officers and the next most highly compensated officers.

                                                        Compensation
  Name and Principal Position        Year         Salary ($)         Bonus ($)
  ---------------------------        ----         ----------         ---------

James M. Seneff, Jr...........       2003            __                __
   Chairman of the Board             2002            __                __
                                     2001            __                __

Curtis B. McWilliams..........       2003          300,000            95,000
   Chief Executive Officer and       2002          300,000             __
   President                         2001          300,000             __

Steven D. Shackelford.........       2003          250,000           109,375
   Executive Vice President,         2002          200,000           100,000
   Chief Operating Officer           2001          200,000            50,000
   Chief Financial Officer,
   Secretary and Treasurer


Executive Employment Contracts

         Effective as of September 1, 2002, CNL Restaurant Capital GP Corp., a wholly owned subsidiary of the Company ("Restaurant Capital"), entered into substantively identical employment agreements with each of Messrs. McWilliams and Shackelford, under which Mr. McWilliams serves as the Chief Executive Officer of Restaurant Capital and Mr. Shackelford serves as the Executive Vice President and Chief Financial Officer of Restaurant Capital. The initial term of the agreement commenced on September 1, 2002 for period ending December 31, 2005, renewable for one-year terms upon notice by Restaurant Capital. The agreement provides that, upon termination by Restaurant Capital without cause or upon the resignation of the executive for good reason, Restaurant Capital will pay the executive a cash payment over a two year period equal to two times his base salary in effect on the date of his termination, plus a lump sum payment equal to any accrued but unpaid base salary, vacation and unreimbursed expenses due to the executive as of the date of the termination. The agreement includes in its definition of "good reason," among other things, an assignment of the agreement without the executive's consent, the failure of a successor to Restaurant Capital's business to assume the executive's agreement, or a change in control of the Company or Restaurant Capital resulting in a breach of the executive's agreement. The agreement provides that if the executive terminates his employment due to a change in control, the executive will receive a lump sum cash payment equal to his base salary in effect on the date of his termination in addition to any other payments to which he is entitled. In the event Restaurant Capital terminates the executive's employment due to his death or disability, Restaurant Capital agreed to provide the executive or his estate a lump sum equal to twelve months of his base salary. Finally, in the event that the executive's employment terminates naturally on the termination date of the agreement, Restaurant Capital shall have the election of paying the executive a cash payment over a two-year period equal to two times his base salary in effect on the termination date.






                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Messrs. Seneff, Huseman and Kruse. The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all the Company officers and administers any stock incentive or other compensation plans adopted by the Company, including the 1999 Performance Incentive Plan (the "Plan"). The Company's primary business objective is to maximize stockholder value over the long term. The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options, stock appreciation rights or restricted stock issued pursuant to the Plan.

Salary and Bonus

         Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the Chief Executive Officer, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.

         As part of its overall compensation philosophy, the Committee has determined appropriate target levels for base salary, annual incentives, long-term compensation, and total compensation. In general, the Committee has determined that total compensation should be targeted at the 50th percentile of the market but individual pay determinations will be based on individual responsibilities and contributions. To the extent the Committee determines that individual compensation levels fall below the targeted levels, the Committee will adjust these compensation levels as appropriate.

Long-Term Incentive Compensation

         The Board of Directors and the stockholders approved the Plan as the principal means of providing long-term incentives. The Compensation Committee believes that the use of equity incentives aligns the interest of executive officers with those of stockholders and promotes long-term stockholder value better than does cash alone. The Plan provides for grants of stock options, stock appreciation rights and restricted stock to key employees, directors and officers of the Company. The Compensation Committee administers the Plan and determines the participants who receive awards, the terms of the awards, the schedule for exercisability or nonforfeitability, the time and conditions for expiration of the awards, and the form of payment upon exercise. The Compensation Committee may make determinations under the Plan that are not uniform as to the participants and that do not consider whether possible participants are similarly situated. The Committee has never granted any awards under the Plan.

                                               Compensation Committee

                                               James M. Seneff, Jr.
                                               Richard C. Huseman
                                               J. Joseph Kruse





Compensation Committee Interlocks and Insider Participation

         Currently, Messrs. Huseman and Kruse are not officers or employees of the Company. Mr. Seneff has served as Chairman of the Board of the Company since 1994, and as Chairman of the Board and Chief Executive Officer of the Company's Advisor, CNL Financial Advisors, Inc., a wholly owned subsidiary of the Company, since June 2000, but does not receive compensation for serving in such offices. In addition, Mr. Seneff served as Chief Executive Officer of the Company from
1994 through August 1999 and co-Chief Executive Officer of the Company from December 2000 through September 2003.







                             AUDIT COMMITTEE REPORT

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

         Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003, with the management of the Company.

         Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

         Fiscal 2003 and 2002 Audit Fee Summary. The following table outlines the fees paid or accrued by the Company for the audit and other services provided by PriceWaterhouseCoopers LLP for 2003:

                                                                 (In thousands)
                                          --------------------------------------------------------------
                                               Fiscal Year 2003                  Fiscal Year 2002
                                          -----------------------------    -----------------------------
         Audit Fees (1).................                 $168                               $125
         Audit Related Fees (2).........                  186                                125
                                          -----------------------------    -----------------------------
         Audit and Audit Related Fees...                  354                                250
         Tax Fees (3)...................                  336                                326
         All Other Fees (4).............                  128                                 68
                                          -----------------------------    -----------------------------
         Total Fees.....................                 $818                               $644
                                          =============================    =============================

1. Audit fees include the aggregate fees billed for professional services rendered for the audit of the annual consolidated financial statements and review of quarterly consolidated financial statements of CNL Restaurant Properties, Inc.

2. Audit related fees include the aggregate fees billed for professional services rendered for the audits of the annual financial statements of related subsidiaries of CNL Restaurant Properties, Inc.

3. Tax fees include the earnings and profits review and the preparation of federal and state tax returns for CNL Restaurant Properties, Inc. and related subsidiaries.

4. All other fees consist of professional services rendered for due diligence and bond modeling services.


         The Audit Committee of the Board of Directors has considered whether the provision of the services described under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

         Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. Consistent with Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

         Prior to engagement of the independent auditor for the next year's audit, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of the five categories of services listed in the table above.

         Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

         Pursuant to our Audit Committee charter, the Audit Committee may delegate pre-approval authority to the chairman of the Audit Committee, who shall promptly advise the remaining members of the Audit Committee of such approval at the next regularly scheduled meeting.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form
10-K for the fiscal year ended December 31, 2003, for filing with the Commission.

                                 Audit Committee

                                 Robert A. Bourne
                                 J. Joseph Kruse
                                 G. Richard Hostetter

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 1, 2004, the number and percentage of Company Shares beneficially owned by (i) each person or entity known by the Company to own beneficially 5% or more of the outstanding Company Shares, (ii) the named officers, (iii) the directors, and (iv) all executive officers and directors as a group. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                                      Number of           Percent of
                                                   Company Shares           Company
Name and Address of Beneficial Owner              Beneficially Owned    Shares Outstanding

James M. Seneff, Jr............................         5,209,470(2)         11.5%

Robert A. Bourne...............................           990,858(3)         2.2%

Curtis B. McWilliams...........................           290,322            (1)

Steven D. Shackelford..........................            26,600            (1)

G. Richard Hostetter...........................             2,739            (1)
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638 Mail Code M0321
Chattanooga, TN 37401

J. Joseph Kruse................................                __             __
494 Woonasquatucket Avenue, Unit 114
North Providence, RI  02911

Richard C. Huseman.............................                __             __
3504 Lake Lynda Drive, Suite 100A
Orlando, FL 32817

All executive officers and directors as
a group (7 persons)............................         6,519,989            14.4%

(1) Less than 1%

(2) Includes 4,249,010 shares owned by CNL Financial Group, Inc., a wholly owned subsidiary of CNL Holdings, Inc., in which Mr. Seneff and his spouse own 100% of the outstanding stock. In addition, 26,819 shares are held by two trusts of which a fellow business associate serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in the trusts. Finally, 2,750 shares are held by J&R Investments of Orlando, Ltd. Mr. Seneff owns 49.5% of J&R Investments, Inc., which is the General Partner of J&R Investments of Orlando, Ltd. Mr. Seneff disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

(3) Includes 19,842 shares held in trust of which Mr. Bourne's personal attorney and a fellow business associate serve as trustees. Mr. Bourne disclaims beneficial ownership of the shares held in the trusts. In addition, 2,750 shares are held by J&R Investments of Orlando, Ltd. Mr. Bourne owns 49.5% of J&R Investments, Inc., which is the General Partner of J&R Investments of Orlando, Ltd. Mr. Bourne disclaims beneficial ownership of these securities except to the extent of his pecuniary interest.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

         Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2003, except for Dayle M. Seneff, CNL Holdings, Inc. and CNL Financial Group, who were late filing three Forms 4 reporting three transactions each. In addition, during fiscal year 2002, Mrs. Seneff, CNL Holdings, Inc. and CNL Financial Group were late filing one Form 3 and three Forms 4 reporting three transactions each. Each of the transactions reported in the late Form 4 filings, however, were timely reported in Forms 4 completed by James M. Seneff, Jr., who also beneficially owns the shares held by Mrs. Seneff, CNL Holdings, Inc. and CNL Financial Group.







                              CERTAIN TRANSACTIONS

         CNL Securities Corp., an affiliate of the Company's Chairman, is entitled to receive, in connection with each common stock offering, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which each offering terminated in the amount of
0.20 percent of the stockholders' investment in the Company in connection with such offering. CNL Securities Corp. in turn may reallow all or a portion of such fee to broker-dealers whose clients purchased shares in such offering and held shares on such date. During 2003, the Company incurred $1.5 million of such fees, all of which were reallowed. The soliciting dealer servicing fee will terminate as of the beginning of any year in which the Company is liquidated or the shares become listed on a national securities exchange or over-the-counter market.

         CNL Financial Group, Inc. and CNL Shared Services, Inc., affiliates of the Company's Chairman, provide certain administrative services (including services for tax and regulatory compliance, stockholder distributions and reporting, investor relations, human resources, pay services, purchasing and information technology) to the Company on a day-to-day basis. The costs incurred related to these functions were $3.1 million for the year ended December 31, 2003.

         As of December 31, 2001, the Company has finalized a lease agreement for its office space (the "Lease") with an affiliate of the Company's Chairman. The Lease provides for rent increases annually, expiring in October 2014. The Company incurred rental and other expenses relating to this lease of $1.4 million during the year ended December 31, 2003.

         In May 2002, the Company purchased a combined five percent partnership interest in CNL Plaza, Ltd. and CNL Plaza Venture, Ltd. (the "Plaza") for $0.2 million. Affiliates of the Company's Chairman own the remaining partnership interests. The Company received distributions of $0.07 million during the year ended December 31, 2003. Since November 1999, the Company has leased its office space from the Plaza and the lease expires in October 2014. In addition, the Company has guaranteed 8.33 percent or $1.3 million of a $15.5 million unsecured promissory note of the Plaza.

         The Company, through the acquisition of the Advisor on September 1, 1999, provides certain services relating to management of parties affiliated with the Company's Chairman and their properties pursuant to management agreements. Under these agreements, the Company is responsible for collecting rental payments, inspecting the properties and the tenants' books and records, assisting in responding to tenant inquiries and notices and providing information to the related parties about the status of the leases and the properties. For these services, the related parties have agreed to pay the Company an annual fee. For the year ended December 31, 2003, the Company earned $4.6 million of such fees.

         During the year ended December 31, 2001, CNL Financial Group, Inc., an affiliate, advanced $6.0 million to the Company in the form of a demand balloon promissory note. The loan bore interest at a rate of LIBOR plus 2.5 percent or at the base rate as defined in the agreement. During the year ended December 31, 2001, the Company converted the outstanding principal balance plus accrued interest under the advances into 359,722 shares of Company stock. During 2001, the Company also issued 220,000 shares to CNL Financial Group, Inc. in exchange for $3.7 million paid to the Company in cash. As of December 31, 2001, CNL Financial Group, Inc. had advanced an additional $2.7 million under the same terms as the previous advances. During 2002, CNL Financial Group, Inc. advanced an additional $7.5 million to the Company under the same terms of the previous advances. In June 2002, the Company converted the $10.3 million of outstanding principal plus accrued interest under the advances, into 604,177 shares of stock. During September 2002 the Company also issued 569,177 additional shares to CNL Financial Group, Inc. in exchange for $9.75 million paid to the Company in cash. During the years 2003 and 2002, CNL Financial Group, Inc. advanced an additional $18.7 million and $4.25 million, respectively, to the Company under the same terms as the previous advances. The balance outstanding as of December 31, 2003 was $23.5 million, which included accrued interest.

         In order to ensure that the Company could maintain its historical level of distributions to its stockholders, the Company's Chairman, through CNL Financial Group, Inc. advanced to the Company $18.7 million during 2003. The Company's Chairman was under no obligation to do so. Should the Company's Chairman determine not to purchase additional shares or loan additional funds to the Company, and the Company does not generate adequate cash flow from other sources, the Company may have to reduce the distribution rate.

         During the year ended December 31 2002, a tenant and borrower of the Company, assigned loans in the amount of $7.5 million to Restaurants Acquisitions I, LLC, an affiliate of the Company. The Company agreed to the assignment and advanced an additional $3.6 million to the affiliate in exchange for an $11.1 million participating note. The note bears interest at a rate of ten percent per annum and matures on May 1, 2014. The participating note entitles the Company to receive a percentage of all cash flows generated by the borrower on a quarterly basis until the note matures. The Company earned $1.1 million in interest income during the year ended December 31, 2003.

         During the year ended December 2003, Orange Den, LLC, a subsidiary of the Company, entered into a collateral contribution agreement ("the Agreement") with two separate affiliates, CNL Financial Group, Inc. and Cherry Den, LLC, to provide collateral for a letter of credit to an insurance company for worker's compensation and general liability coverage relating to employees leased to the restaurant operations within CNL-Investments. The collateral consists of certificates of deposit with one-year terms amounting to $353,000 and are included in restricted cash at December 31, 2003 relating to this Agreement.




                              INDEPENDENT AUDITORS

         Upon recommendation of and approval by the Board, including the Independent Directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.



                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of the Company.







                        PROPOSALS FOR NEXT ANNUAL MEETING


         Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2004 has to be received at the Company's office at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, no later than December 31, 2004.

         Under the Company's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to the Company's Secretary. To be timely, the Secretary must receive the notice at the Company's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of the Company's annual meeting of stockholders in 2005, the Company's Secretary must receive notice of any such proposal no earlier than March 28, 2005, and no later than April 26, 2005 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, have to be received by December 31, 2004). Generally, such notice must set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and the class and number of Company Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL Restaurant Properties, Inc., Attn. Corporate Secretary, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.



                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003, accompanies this Proxy Statement.

                                        By Order of the Board of Directors,

                                        /s/ Steven D. Shackelford

                                        Steven D. Shackelford
                                        Secretary

April 30, 2004
Orlando, Florida

                                   APPENDIX A

                         CNL RESTAURANT PROPERTIES, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER


I.   PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities relating to: (a) the integrity of the financial reports and other financial information provided by CNL Restaurant Properties, Inc. (the "Company") to the public; (b) the Company's processes for monitoring compliance with regulatory requirements; (c) the systems of internal controls which management has established; (d) the performance of the Company's internal audit function; (e) the independence, qualifications and performance of the Company's independent auditor; (f) the Company's auditing, accounting and financial reporting processes generally; and (g) the duties set forth below and such other responsibilities as may be delegated to the Committee by the Board from time to time. The Committee is responsible for appointment, compensation and oversight of the Company's independent auditors and internal auditors who shall report directly to the Committee and are ultimately accountable to the Board and the Committee. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

II.   COMPOSITION

         The Committee shall be composed of three or more directors as determined by the Board, each of whom shall be "independent," as such term is defined or construed from time to time in the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the "Exchange Act") and other laws and regulations applicable to the Company and the Committee. In addition, all members of the Committee must possess the requisite financial knowledge and accounting or related financial management experience to fulfill their duties, and the Committee shall include in its membership at least one member that qualifies as an "audit committee financial expert" as that term is defined or construed from time to time in the Exchange Act and other laws and regulations applicable to the Company and the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Prior to approving a director's appointment to the Committee, the Board shall have determined, upon the advice of the Company's Nominating Committee:
(a) that such director satisfies the foregoing independence requirements; (b) in the exercise of its business judgment, that such director has the requisite financial and accounting knowledge to serve on the Committee; and (c) whether such director qualifies as an "audit committee financial expert."

         No member of the Committee shall simultaneously serve on the audit committee of more than two public companies (excluding service on the Audit Committee of the Company) unless the Board has made a determination that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

         The Nominating Committee, after consultation with the Chief Executive Officer(s) of the Company, shall recommend to the full Board for its approval:
(a) which directors should serve on the Committee; (b) who shall serve as chairman of the Committee; (c) whether additional directors should be appointed to the Committee; and (d) whether any directors should be removed from the Committee. If a chairman is not elected by the Board, the members of the Committee may designate a chairman by majority vote of the full Committee.

III.  COMPENSATION

         The chairman of the Committee and each member of the Committee shall be entitled to compensation for being the chairman or member of the Committee, as applicable, and for meeting attendance as such fees are established from time to time by the Board. Each member of the Committee shall be entitled to be reimbursed for reasonable out-of-pocket expenses incurred by such member in attending meetings of the Committee and in performing his/her duties as a member of the Committee. No member of the Committee shall receive from the Company any compensation other than his or her fees for serving as a director and a member of the Committee or any other committee of the Board.

IV.  MEETINGS

         The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.

         Meetings of the Committee shall be called by the Secretary of the Company upon the request of the chairman of the Committee, a co-Chief Executive Officer, the Chief Financial Officer or a majority of the members of the Committee. Except for the regular quarterly meetings of the Committee, notice of any meeting of the Committee shall be given in the manner provided for in the Bylaws of the Company for meetings of the Board and its committees.

         The provisions set forth in the Company's Bylaws for meetings of the Board and its committees shall govern the quorum and voting requirements for all meetings of the Committee.

         The Committee shall be required to keep a record of its actions and proceedings and shall report to the Board at the next meeting of the Board following the Committee meeting with such report to include recommendations for Board actions when appropriate.

         As necessary or desirable, the chairman of the Committee may request that members of management, independent consultants, and representatives of the independent auditors be present at meetings of the Committee.

V.  RESPONSIBILITIES AND DUTIES

         The Committee's specific powers and responsibilities in carrying out its oversight role are delineated in the Audit Committee Powers and Responsibilities Checklist. The checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee powers and responsibilities, the most recently updated checklist will be considered to be an addendum to this charter.







VI.  POWERS AND RESPONSIBILITIES CHECKLIST



                                                                                         -------------------------------------------
                                                                                                       WHEN PERFORMED
                                                                                                          Meetings
                                                                                         -------------------------------------------
                                                                                         First    Second   Third    Fourth   A/N*
                                                                                         Quarter  Quarter  Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  A.  Independent Auditors
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   1.      In the sole discretion of the Committee, appoint, retain or terminate the Company's independent auditor, pre-approve all fees and terms of the audit engagement, and resolve any disagreements between
           management and the independent auditor                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   2.      Approve in advance all tax and non-audit services which may legally be provided to the Company by its independent auditor, including the fees and terms for such services in accordance with Section 10A(i) of the Securities
           Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") thereunder.
           The chairman of the Committee shall have the right to pre-approve all such tax and non-audit services on behalf of the Committee and shall promptly advise the remaining members of the Committee of such approval at the next regularly scheduled meeting.
                                                                                             X        X        X       X       X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   3.      Meet with the independent auditor to review the scope of the annual audit
           and the audit procedures to be utilized.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   4.      At the conclusion of the audit, review such audit, including any comments or recommendations of the independent auditor. The review will cover any audit problems or difficulties encountered by the independent auditors and management's response to those items.
           Items to be reviewed would include: any restrictions on the scope of the independent auditor's activities or on access to requested information; any significant disagreements between the independent auditor and management; any accounting adjustments that were noted or proposed by the independent auditor, but were passed (as immaterial or otherwise); any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company, and management's responses to such letters; and relevant current
           accounting rules and developments.                                               X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   5.      Review with the independent auditor and the Company's financial management the adequacy and effectiveness of the Company's internal accounting and financial controls, and management's report on any significant deficiencies in internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and report on any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls
                                                                                            X        X        X       X       X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   6.      Review the independent auditor's ability to attest to and report on management's assertion on its assessment of the effectiveness of the
           Company's internal control structure and its financial reporting
           procedures in its Annual Report on Form 10-K                                     X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   7.      Obtain and review, at least annually, a report by the independent auditor describing the auditor's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor and any steps taken to deal with
           any such issues                                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   8.      Review with the Company's financial management and the independent auditor at least annually the Company's critical accounting policies and practices and significant accounting judgments and estimates to be used
                                                                                                                      X       X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   9.      Confirm quarterly that the Company's independent auditor has no conflict of interest with the Company under Section 10A(l) of the
           Exchange Act and the rules and regulations of the SEC promulgated
           thereunder                                                                        X        X        X       X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   10.     Review the annual written statement from the independent auditor delineating all relationships between the independent auditor and the
           Company, and discussing any relationships which may impact the
           continued objectivity and independence of the independent auditors                                          X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   11.     Evaluating the independent auditor and the lead audit partner on an annual basis, taking into account the opinions of the Company's management and internal auditors or others performing similar
           functions                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   12.     Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the lead audit partner or the
           independent auditor                                                               X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   13.     Report the Committee's conclusions to all of the members of the Board of Directors (the "Board") with respect to the independent auditor's
           qualifications, performance and independence                                      X                         X       X
------------------------------------------------------------------------------------------------------------------------------------


                                                                                         -------------------------------------------
                                                                                                       WHEN PERFORMED
                                                                                                          Meetings
                                                                                         -------------------------------------------
                                                                                         First    Second   Third    Fourth    A/N*
                                                                                          Quarter  Quarter  Quarter Quarter
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
   B. Annual and Quarterly Financial Results and Statements and Public
   Announcements of Financial Information
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
    1.     Review the annual and quarterly financial results and statements, including the disclosure in "Management's Discussion and Analysis of
           Financial Condition and Results of Operations" with management and the independent auditors prior to any filing with the SEC. The review will include the following items:

                  any material accounting issues identified by management or the
                  independent   auditor  and  their  impact  on  the   financial
                  statements

                  any  audit  problems  or   difficulties   encountered  by  the
                  independent auditor and management's response to those items the independent auditor's evaluation of the quality of the disclosure and the content of the financial statements any changes in accounting principles and significant judgments and estimates the effect of any regulatory and accounting initiatives, such as off-balance sheet activities, on the financial statements any related party transactions

                  any pending litigation and other contingent liabilities

                  all off-balance sheet arrangements that either have, or are reasonably likely to have a current or future effect on financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses the  report of the  independent  auditor  required  by Section
                  10A(k) of the  Exchange Act and the rules and  regulations  of
                  the  SEC  promulgated   thereunder,   including  the  critical
                  accounting   policies  and  practices  used,  all  alternative
                  methods of financial accounting within United States generally
                  accepted   accounting   principles  ("GAAP")  that  have  been
                  discussed  with  management,  the  treatment  preferred by the independent auditor, and other material written communications with management


                  other matters  required to be  communicated by the independent auditor to the Committee  under  generally  accepted  auditing
                  standards                                                                  X        X        X       X
                  -----------------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------------------

    2.     Review,  prior to  announcement or distribution to analysts or rating agencies,  Company  earnings  releases and earnings  guidance for the purpose of ensuring  that such press  releases and guidance  properly disclose financial information presented in accordance with GAAP and, to the extent pro forma  information or non-GAAP  financial  measures are included,  adequately  disclose how such pro forma information or
           non-GAAP   financial   measure   differs  from  the  comparable  GAAP
           information and that such pro forma information or non-GAAP financial measure is not given undue prominence,  and to ensure that such press
           releases   and   guidance  do  not   otherwise   provide   misleading
           presentations  of the  Company's  results of  operations or financial
           condition                                                                         X        X        X        X



 ----------------------------------------------------------------------------------------------------------------------------------
   C.  Other Reports and Certifications
 ----------------------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------------------

    1.     Report  to the  entire  Board,  annually,  or more  often  as  deemed necessary, on the activities and findings of the Committee, including any issues that arise with respect to the quality or integrity of the
           Company's financial statements, the Company's processes of monitoring
           compliance   with  regulatory   requirements,   and  the  Committee's
           recommendation  on  inclusion  of  the  Company's  audited  financial
           statements  into  the  Company's  Annual  Report    on  Form  10-K                X                                  X
           -----------------------------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------

    2.     Prepare   the   annual   report   of   the   Committee's    oversight
           responsibilities   for  inclusion  in  the  Company's   annual  proxy
           statement                                                                         X
           -----------------------------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------

    3.     Review  the  Company's  proxy  statement  disclosure  concerning  the
           independence of the members and the charter of the Committee                      X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    4.     Include a copy of the Committee  charter and most recent checklist as
           an appendix to the proxy  statement at least once every three years                                                  X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

   D.  Internal Audit Function
       ----------------------------------------------------------------------------------------------------------------------------
       ----------------------------------------------------------------------------------------------------------------------------
    1.     Oversee  the  internal  audit  function,   including  the  retention,
           evaluation and  termination of the internal  auditor and the approval
           of     all     fees     and      terms      of      engagement                                                        X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    2.     Meet with the internal  auditor to develop the annual  internal audit
           plan                                                                              X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    3.     Meet,  at least  annually,  with the  internal  auditor to review the results of the work performed,  the adequacy and effectiveness of the controls tested, and any recommendations or problems  encountered and
           management's response to those items                                                                        X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    4.     Report the Committee's  conclusions to the full Board with respect to
           the performance of the independent audit function                                                           X

           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

   E.   Other Powers and Responsibilities
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------
    1.     Review with  management,  the  independent  auditor and the  internal auditors  significant risks or exposures,  discussing  guidelines and policies to govern this process and assessing  steps  management  has
           taken to minimize such risks to the Company                                                                 X        X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    2.     Review  the  Company's   regulatory   compliance  as  a  real  estate
           investment trust ("REIT")                                                         X        X        X        X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    3.     Review   and/or   reassess  the   Committee   charter  and  checklist
           periodically,  at least annually, and amend the charter and checklist
           as conditions dictate                                                             X                                  X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    4.     Obtain advice and assistance from outside legal,  accounting or other advisors, as appropriate.  The Committee has full power and authority to retain, at the Company's expense,  such outside legal,  accounting
           and other advisors as the Committee  deems necessary or appropriate                                                  X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    5.     Meet separately,  periodically,  with each of management,  with those responsible  for internal  audit  function  and with the  independent
           auditors, to  identify  issues  warranting  Committee  attention                                                     X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    6.     Establish,  and  review  on a  periodic  basis,  procedures  for  the receipt,  retention  and  treatment  of  complaints  received  by the
           Company  regarding   accounting,   internal  accounting  controls  or
           auditing  matters  and  the  confidential,  anonymous  submission  by employees of concerns regarding questionable  accounting and auditing matters and investigate any matter relating thereto, with full access
           to all of the Company's  books,  records,  facilities and personnel                                                  X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    7.     Review and approve any transactions involving a potential conflict of interest directly or indirectly  between the Company or affiliates of the Company, on the one hand, and the Company's  officers,  directors
           and employees, on the other hand                                                                                     X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    8.     Review,  on an annual basis,  the results of the audits of directors'
           and officers' expense accounts and management perquisites,  including
           their use X of the Company's assets                                                        X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    9.     Meet quarterly with the Company's chief financial officer (the "CFO")
           to  ascertain  the  ability  of the CFO and  the  co-Chief  Executive
           Officers to sign the certifications  required by Sections 302 and 906 of the  Sarbanes-Oxley  Act of 2002,  including  the  reports  of the effectiveness  of disclosure  controls and procedures and any changes
           in internal controls                                                              X        X         X      X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    10.    Set,  and review on a  periodic  basis,  clear  hiring  policies  for
           employees or former employees of the independent auditors                                                            X
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------

    11.    Conduct an evaluation  of the  Committee's  performance  on an annual
           basis                                                                             X
           ------------------------------------------------------------------------------------------------------------------------

